SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): April 1, 2011

                            TECHNE CORPORATION
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

                614 Mckinley Place NE
                   Minneapolis, MN                       55413
       (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854

                              Not Applicable
      (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 4, 2011, Techne Corporation issued a press release announcing that it has acquired Boston Biochem, Inc. and Boston Biochem Limited. A copy of the press release is attached hereto as exhibit 99.1


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

        99.1   Press Release dated April 4, 2011.










                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 4, 2011                  TECHNE CORPORATION
                                      By: /s/ Thomas E. Oland
                                      ---------------------------
                                      Name: Thomas E. Oland
                                      Title: President and Chief
                                        Executive Officer



                          EXHIBIT INDEX

    Exhibit No. Description
    ----------- -----------

    99.1 Press release of Techne Corporation dated April 4, 2011.